UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Micronet Enertec Technologies, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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MICRONET ENERTEC TECHNOLOGIES, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On October 18, 2016

You are hereby notified that the annual meeting of stockholders of Micronet Enertec Technologies, Inc. (the "Company"), will be held on the 18th day of October 2016 at 5:00 p.m., local time, at our offices at 27 Hametzuda St., Azur, Israel 58001, for the following purposes:

1.     To elect four directors to serve until the next annual meeting of stockholders and until their respective successors shall have been duly elected and qualified;

2.     To ratify the selection of Ziv Haft, a BDO Member firm, as independent registered public accounting firm of the Company for the fiscal year ending December 31, 2016; and

3.     To consider and act upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

All stockholders are cordially invited to attend the annual meeting. If your shares are registered in your name, please bring the admission ticket attached to your proxy card. If your shares are registered in the name of a broker, trust, bank or other nominee, you will need to bring a proxy or a letter from that broker, trust, bank or other nominee or your most recent brokerage account statement, that confirms that you are the beneficial owner of those shares. If you do not have either an admission ticket or proof that you own shares of the Company, you will not be admitted to the meeting. We intend to mail this proxy statement and the accompanying proxy card on or about September 26, 2016 to all stockholders of record that are entitled to vote.

The Board of Directors has fixed the close of business on September 14, 2016 as the record date for the meeting. Only stockholders on the record date are entitled to notice of and to vote at the meeting and at any adjournment or postponement thereof.

Your vote is important regardless of the number of shares you own. The Company requests that you complete, sign, date and return the enclosed proxy card without delay in the enclosed postage-paid return envelope, even if you now plan to attend the annual meeting. You may revoke your proxy at any time prior to its exercise by delivering written notice or another duly executed proxy bearing a later date to the Secretary of the Company, or by attending the annual meeting and voting in person.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on October 18, 2016:

The proxy statement, proxy card and Annual Report to stockholders for the year ended December 31, 2015 (the “Annual Report”) are also available at

http://micronet-enertec.com/IR-Annual%20general%20meeting.asp

Stockholders may also obtain additional paper or e-mail copies of these materials at no cost by writing to Micronet Enertec Technologies, Inc., 27 Hametzuda St., Azur, Israel 58001, attention: Secretary.

IMPORTANT: If your shares are held in the name of a brokerage firm, bank, nominee or other institution, you should provide instructions to your broker, bank, nominee or other institution on how to vote your shares. Please contact the person responsible for your account and give instructions for a proxy to be completed for your shares.

By order of the Board of Directors,

Moran Amran, Controller

September 26, 2016

IMPORTANT: In order to secure a quorum and to avoid the expense of additional proxy solicitation, please either vote by internet or sign, date and return your proxy promptly in the enclosed envelope even if you plan to attend the meeting personally. Your cooperation is greatly appreciated.

MICRONET ENERTEC TECHNOLOGIES, INC.
27 Hametzuda St.
Azur, Israel 58001

PROXY STATEMENT

INTRODUCTION

This proxy statement and the accompanying proxy are made available by Micronet Enertec Technologies, Inc. (the "Company"), to the holders of record of the Company’s outstanding shares of Common Stock, $0.001 par value per share, (the "Common Stock"), commencing on or about September 26, 2016. The accompanying proxy is being solicited by the Board of Directors of the Company (the "Board"), for use at the annual meeting of stockholders of the Company (the "Meeting"), to be held on the 18th day of October 2016 at 5:00 p.m. local time, at our offices, 27 Hametzuda St., Azur, Israel 58001 and at any adjournment or postponement thereof. The cost of solicitation of proxies will be borne by the Company. The Company may engage a broker or similar person to assist in the solicitation of proxies and provide related advice and informational support for a service fee, plus customary disbursements. Directors, officers and employees of the Company may also assist in the solicitation of proxies by mail, telephone, telefax, in person or otherwise, without additional compensation. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting materials to the owners of stock held in their names and the Company will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of such proxy materials.

The Board has fixed September 14, 2016 as the record date for the Meeting (the "Record Date"). Only stockholders of record on the Record Date are entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof. On September 14, 2016, there were issued and outstanding 5,878,721 shares of Common Stock. Each share of Common Stock is entitled to one vote per share.

The Company’s Bylaws, as amended, provide that a quorum shall consist of the holders of at least a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy at the Meeting. If such quorum shall not be present or represented, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have the power to adjourn the Meeting, without notice other than announcement at the Meeting, until a quorum shall be present or represented. Abstentions may be specified on all proposals other than with respect to the election of directors. Abstentions will be counted as present for purposes of determining a quorum and will be counted as not voting on the proposal in question. Submitted proxies which are left blank will also be counted as present for purposes of determining a quorum, but are not counted for purposes of determining whether a proposal has been approved in matters where the proxy does not confer the authority to vote on such proposal, and thus have no effect on its outcome.

The Company's Bylaws, as amended, provide that directors are to be elected by a plurality of the votes of the shares present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. This means that the four candidates receiving the highest number of affirmative votes at the Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality.

In all matters, other than the election of directors, the affirmative vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall be sufficient for the approval of the proposals in this proxy statement and any other business which may properly be brought before the Meeting or any adjournment or postponement thereof.

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All shares of Common Stock represented in person or by valid proxies received by the Company prior to the date of, or at, the Meeting, and not revoked, will be voted as specified in the proxies or voting instructions. Votes that are left blank will be voted as recommended by the Board. With regard to other matters that may properly come before the Meeting, votes will be cast at the discretion of the proxies.

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. In the event that a broker, bank, or other agent indicates on a proxy that it does not have discretionary authority to vote certain shares on a non-routine proposal, then those shares will be treated as broker non-votes. We believe that all proposals in this proxy statement are non-routine proposals, except Proposal No. 3 with respect to the ratification of the selection of the independent registered public accounting firm, which is a routine matter; therefore, your broker, bank or other agent will not be entitled to vote on any of these proposals at the Meeting without your instructions. Broker non-votes will be counted towards the quorum requirement. Other than for the purpose of establishing a quorum, as discussed above, broker non-votes will not be counted as entitled to be voted and will therefore not affect the outcome of the matters to be voted thereon.

Any stockholder who has submitted a proxy may revoke it at any time before it is voted, by written notice addressed to and received by our Secretary, by submitting a duly executed proxy bearing a later date or by electing to vote in person at the Meeting. The mere presence at the Meeting of the person appointing a proxy does not, however, revoke the appointment.

IMPORTANT: If your shares are held in the name of a brokerage firm, bank, nominee or other institution, you should provide instructions to your broker, bank, nominee or other institution on how to vote your shares. Please contact the person responsible for your account and give instructions for a proxy to be completed for your shares.

Our website address is included several times in this proxy statement as a textual reference only and the information in our website is not incorporated by reference into this proxy statement.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

At the Meeting, four directors are to be elected, which number shall constitute our entire Board, to hold office until the next annual meeting of stockholders and until their successors shall have been duly elected and qualified. Pursuant to our Bylaws, as amended, directors are to be elected by a plurality of the votes of the shares present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. This means that the four candidates receiving the highest number of affirmative votes at the Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Proxies cannot be voted for a greater number of persons than the number of nominees named or for persons other than the named nominees.

Unless otherwise specified in the proxy, it is the intention of the persons named in the enclosed form of proxy to vote the stock represented thereby for the election as directors, each of the nominees whose names and biographies appear below. All of the nominees whose names and biographies appear below are presently our directors. In the event any of the nominees should become unavailable or unable to serve as a director, it is intended that votes will be cast for a substitute nominee designated by the Board.  The Board has no reason to believe that the nominees named will be unable to serve if elected.  Each nominee has consented to being named in this proxy statement and to serve if elected.

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Principal Employment and Experience of Director Nominees

The following information is furnished with respect to the persons nominated for election as directors. All of these nominees are current members of our Board:

Name	Age	Present Principal Employer and Prior Business Experience

David Lucatz	60	Mr. Lucatz was elected to our Board and appointed as our President and Chief Executive Officer in May 2010 and as a director of Micronet Ltd., our 62.86% owned subsidiary, in September 2012. Since May 2010, Mr. Lucatz has been serving as the President of Enertec Systems 2001 Ltd, our wholly-owned subsidiary. Since 2006, he has been the Chairman of the Board, President and Chief Executive Officer of DL Capital Ltd, a boutique investment holding company based in Israel specializing in investment banking, deal structuring, business development and public/private fund raising with a strong focus in the defense and homeland security markets. From 2001 until 2006, he was part of the controlling shareholder group and served as a Deputy President and Chief Financial Officer of I.T.L. Optronics Ltd., a publicly-traded company listed on the Tel Aviv Stock Exchange engaged in the development, production and marketing of advanced electronic systems and solutions for the defense and security industries. From 1998 to 2001, he was the Chief Executive Officer of Talipalast, a leading manufacturer of plastic products. Previously, Mr. Lucatz was an executive vice president of Securitas, a public finance investments group. Mr. Lucatz holds a B.Sc. in Agriculture Economics and Management from the Hebrew University of Jerusalem and a M.Sc. in Industrial and Systems Engineering from Ohio State University.

We believe that Mr. Lucatz’s experience over the last 25 years in management, operations, finance and business development in corporate turnaround, roll-up and M&A situations, as well as his experience in the electronics defense and homeland security sectors, make him suitable to serve as a director of the Company.

Professor Chezy (Yehezkel) Ofir*	65

Professor Ofir has served on our Board since April 2013. He was appointed as a director of Micronet in September 2012. Professor Ofir has over 20 years of experience in business consulting and corporate management. During this period, Professor Ofir has served as a member of the boards of directors of a large number of companies in various sectors. Professor Ofir has been a director and Chairman of the Financial Reporting Committee of Makhteshim Agam, a leading manufacturer and distributor of crop protection products, has served as a director and member of all board committees of I.T.L. Optronics Ltd., a publicly-traded company listed on the Tel Aviv Stock Exchange engaged in the development, production and marketing of advanced electronic systems and solutions for the defense and security industries, and as a member of the board of directors, Chairman of the Audit Committee and member of all board committees of Shufersal, the largest food and non-food retail chain in Israel. He served as a member of the Executive Export Trade and Marketing Committee of the Industry and Trade Ministry where he evaluated company programs and formulated and recommended funding to the committee. Professor Ofir has been a faculty member at the Hebrew University for more than 20 years. Professor Ofir founded an Executive MBA program for CEOs, which is the first and only program of its kind in Israel. Additionally, Professor Ofir has been the Chairman of the Marketing Department at the Hebrew University Business School for fifteen years. Professor Ofir has been invited as a lecturer or research partner to many top universities, including Stanford University, University of California Berkeley, New York University and Georgetown University. Professor Ofir’s publications have been covered in media and leading international business magazines and papers, including The Financial Times, MIT Sloan Management Review and Stanford Business. Professor Ofir holds a B.Sc. and M.Sc. in Engineering and doctorate and master’s degrees in Business Administration from Columbia University.

		We believe that Professor Ofir’s extensive experience in consulting companies on strategic processes, international business development, business and marketing strategy, establishing control systems, products and new product strategies and pricing strategy, makes him suitable to serve as a director of the Company.

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Jeffrey P. Bialos*	61	Mr. Bialos has served on our Board since April 2013. Mr. Bialos has over 30 years of experience in a broad range of domestic and international legal, governmental and public policy positions. He served as Deputy Under Secretary of Defense for Industrial Affairs from January 1999 through December 2001 and in senior positions at the State and Commerce Department during the Clinton Administration and served on Defense Science Board task forces from June 1996 through June 1997. He also was appointed to the Secure Virginia Panel, Virginia’s homeland security board, by two Virginia Governors. Mr. Bialos also spent considerable time in private legal practice in Washington, D.C. with two large national law firms (currently, Sutherland, Asbill & Brennan LLP where he has been a partner since 2002 and, previously, Weil, Gotshal & Manges from January 1990 through June 1996). He has represented a wide range of domestic and foreign firms (including large multinational corporations and leading defense and aerospace firms), foreign governments, development institutions such as the European Bank for Reconstruction and Development and the International Finance Corporation, private equity funds, public-private partnerships and other entities, in a diverse range of corporate and commercial, adjudicatory, regulatory, policy and interdisciplinary matters. He has considerable experience in Europe, the Middle East and Asia. Mr. Bialos holds a J.D. from the University of Chicago Law School, a M.P.P. from the Kennedy School of Government at Harvard University and an A.B. from Cornell University. He is a member of the New York Council on Foreign Relations.

		We believe that Mr. Bialos’ broad and intimate familiarity with the aerospace, defense, information technology, space and homeland security industries and the depth and breadth of his professional experience as a practicing lawyer and former government official, make him suitable to serve as a director of the Company.

Miki Balin*	46	Mr. Balin has served on our Board since April 2013. Mr. Balin has been the Chief Executive Officer and founder of Targetingedge Ltd., a subsidiary of TLVmedia Ltd since 2013. Prior to Targetingedge he founded WinBuyer in 2006 and Conversion Methods in 2004, which developed products for e-retailers. Mr. Balin has devoted much of his career to managing marketing-related ventures. Prior to establishing Conversion Methods and WinBuyer, he founded Balin, Adatto & Cohen, a leading healthcare consulting and advertising firm in Israel. He also managed a family-owned food distribution company, and served as general manager of the Rina Shinfeld Ballet Theatre, where he still serves as a director. In 2011, WinBuyer was awarded the “Best Product at eCommerce Expo” for its product Winbuyer 2.0.

		We believe that Mr. Balins’ experience as a business and marketing executive make him suitable to serve as a director of the Company.

*	The Board has determined that this director or nominee is “independent” as defined by the rules of the Securities and Exchange Commission, or SEC, and NASDAQ Stock Market, or NASDAQ rules and regulations. None of the independent directors has any relationship with us besides serving on our Board.

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Required Vote

Our Certificate of Incorporation, as amended, does not authorize cumulative voting. Our Bylaws, as amended, provide that directors are to be elected by a plurality of the votes of the shares present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. This means that the four candidates receiving the highest number of affirmative votes at the Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality. Broker non-votes will not impact the outcome of the vote on this proposal but will be counted for purposes of determining whether there is a quorum.

The Board recommends a vote FOR the election of each of the director nominees named above.

PROPOSAL NO. 2 – RATIFICATION OF THE SELECTION OF ZIV HAFT, A BDO MEMBER FIRM, AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2016.

Our audit committee of our Board, or the Audit Committee, has selected Ziv Haft, a BDO Member Firm, as our independent registered public accounting firm, or the Independent Auditors, for the current fiscal year, subject to ratification by our stockholders at the Meeting. We do not expect to have a representative of the Independent Auditors attending the Meeting.

Neither our by-laws, our other governing documents, nor other law requires stockholder ratification of the selection of the Independent Auditors as our independent registered public accounting firm. However, the Audit Committee is submitting the selection of the Independent Auditors to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain the Independent Auditors. Even if the selection is ratified, the Audit Committee in its discretion may decide to appoint a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.

Required Vote

The affirmative vote of the holders of a majority of the votes present in person or represented by proxy is required for the ratification of the selection of the independent registered public accounting firm. Broker non-votes will not impact the outcome of the vote on this proposal but will be counted for purposes of determining whether there is a quorum.

The Board recommends a vote “FOR” the ratification of the selection of Ziv Haft, a BDO Member Firm, as independent registered public accounting firm of the Company for the fiscal year ending December 31, 2016.

CORPORATE GOVERNANCE

Committees and Meetings of Our Board of Directors

The Board held four meetings during Fiscal 2015. Throughout this period, each member of our Board who was a director in Fiscal 2014 attended or participated in at least 75% of the aggregate of the total number of meetings of our Board held during the period for which such person has served as a director, and the total number of meetings held by all committees of our Board on which each the director served during the periods such director served. Our Board has three standing committees: the Compensation Committee, the Audit Committee and the Corporate Governance/ Nominating Committee.

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Compensation Committee. The members of our Compensation Committee are Professor Chezy (Yehzkel) Ofir, Jacob Berman and Miki Balin. Mr. Jacob Berman is the Chairman of the Compensation Committee and our Board has determined that all of the members of the Compensation Committee are "independent" as defined by the rules of the SEC and NASDAQ rules and regulations. The Compensation Committee operates under a written charter that is posted on our website at http://micronet-nertec.com/images/IR%20images/Corporate%20Governance/MICT%20-%20Compensation% 20Committee% 20Charter%20Sept%2017%202014.pdf.

Following the Meeting, we plan to reconstitute our Compensation Committee to consist of Professor Che (Yehzkel) Ofir, Jeffrey P. Bialos and Miki Balin with Professor Chezy (Yehezkel) serving as Chairman of the Compensation Committee.

The primary responsibilities of our Compensation Committee include:

●	Reviewing and recommending to our Board of the annual base compensation, the annual incentive bonus, equity compensation, employment agreements and any other benefits of our executive officers;
●	Administering our equity based plans and exercising all rights authority and functions of the Board under all of the Company’s equity compensation plans, including without limitation, the authority to interpret the terms thereof, to grant options thereunder and to make stock awards thereunder; and
●	Annually reviewing and making recommendations to our Board with respect to the compensation policy for such other officers as directed by our Board.

The Compensation Committee meets, as often as it deems necessary, without the presence of any executive officer whose compensation it is then approving. The majority of the members of the Compensation Committee constitutes a quorum and is empowered to act on behalf of the Compensation Committee. The Compensation Committee may delegate any authority granted to it with respect to officer compensation to the Chair or any other member of the Compensation Committee in its sole discretion. Neither the Compensation Committee nor the Company engaged or received advice from any compensation consultant during 2015.

Our Compensation Committee did not hold any meetings during 2015.

Audit Committee. The members of our Audit Committee are Professor Chezy Ofir, Jacob Berman and Miki Balin. Jacob Berman is the Chairman of the Audit Committee, and our Board has determined that Jacob Berman is an "Audit Committee financial expert" and that all members of the Audit Committee are "independent" as defined by the rules of the SEC and the NASDAQ rules and regulations. The Audit Committee operates under a written charter that is posted on our website at http://micronet-enertec.com/images/IR%20images/Corporate%20Governance/Audit%20Committee%20Charter.pdf

Following the Meeting, we plan to reconstitute our Audit Committee to consist of Professor Chezy Ofir, Miki Balin and Jeffrey P. Bialos. with Professor Chezy (Yehezkel) Ofir serving as the Chairman of the Audit Committee and our "Audit Committee financial expert."

The primary responsibilities of our Audit Committee include:

●	Appointing, compensating and retaining our registered independent public accounting firm;
●	Overseeing the work performed by any outside accounting firm;

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●	Assisting the Board in fulfilling its responsibilities by reviewing: (i) the financial reports provided by us to the SEC, our stockholders or to the general public, and (ii) our internal financial and accounting controls; and
●	Recommending, establishing and monitoring procedures designed to improve the quality and reliability of the disclosure of our financial condition and results of operations.

Our Audit Committee held four meetings during 2015.

Corporate Governance/Nominating Committee. The members of our Corporate Governance/Nominating Committee are Mr. Jeffrey P. Bialos and Mr. Jacob Berman. Mr. Jacob Berman is the Chairman of the Corporate Governance/Nominating Committee and our Board has determined that all of the members of the Corporate Governance/Nominating Committee are "independent" as defined by the rules of the SEC and NASDAQ rules and regulations. The Corporate Governance/Nominating Committee operates under a written charter that is posted on our website at http://micronet-enertec.com/images/IR%20images/Corporate%20Governance/Nominating%20and%20Corporate%20Governanc %20Committee%20Charter.pdf.

Following the Meeting, we plan to reconstitute our Corporate Governance/Nominating Committee to consist of Mr. Jeffrey P. Bialos, Professor Chezy (Yehezkel Ofir) and Miki Balin. with Mr. Chezy (Yehezkel Ofir)serving as the Chairman of the Corporate Governance/Nominating Committee.

The primary responsibilities of our Corporate Governance/Nominating Committee include:

●	Assisting the Board in, among other things, effecting Board organization, membership and function including identifying qualified Board nominees; effecting the organization, membership and function of Board committees including composition and recommendation of qualified candidates; establishment of and subsequent periodic evaluation of successor planning for the chief executive officer and other executive officers; development and evaluation of criteria for Board membership such as overall qualifications, term limits, age limits and independence; and oversight of compliance with applicable corporate governance guidelines; and

●	Identifying and evaluating the qualifications of all candidates for nomination for election as directors.

Potential nominees will be identified by the Board based on the criteria, skills and qualifications that will be recognized by the Corporate Governance/Nominating Committee. In considering whether to recommend any particular candidate for inclusion in the Board’s slate of recommended director nominees, our Corporate Governance/Nominating Committee will apply criteria including the candidate’s integrity, business acumen, knowledge of our business and industry, age, experience, diligence, conflicts of interest and the ability to act in the interests of all stockholders. No particular criteria will be a prerequisite or will be assigned a specific weight, nor do we have a diversity policy.  We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will result in a well-rounded board of directors and allow the Board to fulfill its responsibilities.

The Company has never received communications from stockholders recommending individuals to any of our independent directors. Therefore, we do not yet have a policy with regard to the consideration of any director candidates recommended by stockholders. In 2015, we did not pay a fee to any third party to identify or evaluate, or assist in identifying or evaluating, potential nominees for our Board. We have not received any recommendations from stockholders for Board nominees. All of the nominees for election at the Meeting are current members of our Board.

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Board Leadership Structure. Our leadership structure includes the combined positions of Chairman of the Board, President and Chief Executive Officer. The Company believes this structure is appropriate for a company of our size and complexity because the Chairman, President and Chief Executive Officer (a) is most familiar with the Company’s business and industry, (b) possesses detailed and in-depth knowledge of the issues, opportunities and challenges facing the Company, and is thus best positioned to develop agendas to ensure the Board’s time and attention are focused on matters which are critical to the Company, and (c) conveys a clear, cohesive message to our stockholders, employees and industry partners.

Mr. David Lucatz serves as our Chairman of the Board, President and Chief Executive Officer. In his position as Chairman of the Board, Mr. Lucatz is responsible for setting the agenda and priorities of the Board. As Chief Executive Officer, Mr. Lucatz leads our day-to-day business operations and is accountable directly to the full Board. As Chief Executive Officer, Mr. Lucatz has day-to-day responsibility together with Mrs. Moran Amran, our controller, for our management operations and for general oversight of our business and the various management teams that are responsible for our day-to-day operations. We believe that this structure provides an efficient and effective leadership model for the Company.

Because the Chairman of the Board is also the President and Chief Executive Officer, the Board has designated an independent director to serve as the lead independent director to enhance the Board’s ability to fulfill its responsibilities independently. The Board appointed Jacob Berman as lead independent director. The lead independent director serves as the liaison between the Chairman and the independent directors.

We believe that the combined role of Chairman and Chief Executive Officer, together with an empowered lead independent director, is the optimal Board structure to provide independent oversight and hold management accountable while ensuring that our Company’s strategic plans are pursued to optimize long-term shareholder value.

Risk Oversight. The Board, including the Audit Committee and Compensation Committee, periodically reviews and assesses the significant risks to the Company. Our management is responsible for the Company's risk management process and the day-to-day supervision and mitigation of risks. These risks include strategic, operational, competitive, financial, legal and regulatory risks. Our Board leadership structure, together with the frequent interaction between our directors and management, assists in this effort. Communication between our Board and management regarding long-term strategic planning and short-term operational practices include matters of material risk inherent in our business.

The Board plays an active role, as a whole and at the committee level in overseeing management of the Company’s risks. Each of our Board committees is focused on specific risks within their areas of responsibility, but the Board believes that the overall enterprise risk management process is more properly overseen by all of the members of the Board. The Audit Committee is responsible for overseeing the management of financial and accounting risks. The Compensation Committee is responsible for overseeing the management of risks relating to executive compensation plans and arrangements. While each committee is responsible for the evaluation and management of such risks, the entire Board is regularly informed through committee reports. The Board incorporates the insight provided by these reports into its overall risk management analysis.

The Board administers its risk oversight responsibilities through the Chief Executive Officer and the Chief Financial Officer, who, together with management representatives of the relevant functional areas review and assess the operations of the Company as well as operating management’s identification, assessment and mitigation of the material risks affecting our operations.

Code of Ethics. We have adopted a Code of Business Conduct and Ethics that applies to our directors, executive and financial officers and all of our employees. The Code of Business Conduct and Ethics is publicly available on our website at http://micronet-enertec.com/images/pdf/Code%20of%20Business%20Conduct%20and%20Ethics.pdf and we will provide, at no charge, persons with a written copy upon written request made to us.

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Communicating with our BOARD Of Directors

Our Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate.  Professor Chezy (Yehezkel ) Ofir, one of our independent directors and the Chairman of our Audit Committee, with the assistance of our outside counsel, is primarily responsible for monitoring communications from our stockholders and for providing copies or summaries to the other directors as he considers appropriate. Communications are forwarded to all directors if they relate to substantive matters and include suggestions or comments that Professor Ofir considers to be important for the directors to know.  In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications.

Stockholders who wish to send communications on any topic to our Board should address such communications to: Micronet Enertec Technologies, Inc., c/o Moran Amran, Controller at the address on the first page of this proxy statement.

Attendance at SPECIAL AND ANNUAL Stockholder Meetings

We encourage our directors to attend our special and annual stockholders meetings. Mr. David Lucatz, our Chairman of the Board, President and Chief Executive Officer and Mr. Eyal Leibovitz our former Chief Financial Officer attended our last annual stockholder meeting.

EXECUTIVE COMPENSATION

The following information is furnished for the years ended December 31, 2015 and December 31, 2014 for our named executive officers. Our named executive officers for fiscal 2014 are those three individuals listed in the "Summary Compensation Table" below.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary (1)	Bonus (2)	Option Awards (3)	All Other Compensation (4)	Total
David Lucatz (5)	2014	$421,471	$142,033	123,955	$9,606	$697,065
Chief Executive Officer and President	2015	$376,272	$0	$106,247	$7,512	$490,031
Eyal Leibovitz	2014	-	$-	$-	$-	$-
Former Chief Financial Officer	2015	$122,311	$10,596	$0	8,715	141,622
Tali Dinar	2014	$168,190	$-	$39,666	$42,036	$249,892
Chief Financial Officer of Enertec Electronics Ltd.	1-4-2015	$54,048	$-	$33,999	$7,906	$95,953
Shai Lustgarten	1-6-2014	$107,461	$23,816	$79,331	$15,476	$226,084
Former Chief Executive Officer of Micronet	2015	$0	$0	$29,352	$0	$29,352

(1)	Salary paid partly in NIS and partly in U.S. dollars. The amounts are converted according to the average foreign exchange rate U.S. dollar/NIS for 2015 and 2014, respectively.
(2)	Represents discretionary bonus in connection with the performance and achievements of the Company.
(3)

The fair value recognized for such option awards was determined as of the grant date in accordance with Accounting for Stock Compensation (ASC) Topic 718. Assumptions used in the calculations for these amounts are included in Note 13 to our consolidated financial statements for the year ended December 31, 2015.

(4)	Includes the following: pay-out of unused vacation days, personal use of company car (including tax gross-up), personal use of company cell phone, contributions to manager’s insurance (retirement and severance components), contributions to advanced study fund, recreational allowance, premiums for disability insurance and contributions to pension plan. In addition, Mrs. Dinar is entitled to receive director compensation from Micronet as a member of the board of directors of Micronet, pursuant to the Israeli Companies Law regulations (compensation and expenses reimbursement for independent directors). In 2015, Mrs. Dinar’s compensation and expenses reimbursement for serving as a director of Micronet amounted to a total of $3,300 for the period ended December 31, 2015.

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(5)	In November 2012, entities controlled by Mr. Lucatz reached agreements with each of Micronet and the Company, for the provision of management and consulting services to Micronet and the Company, respectively. On November 7, 2012, the board of directors and the Audit Committee of the board of directors of Micronet approved the entry into a management and consulting services agreement with DLC, pursuant to which, effective November 1, 2012 Mr. Lucatz agreed to devote 60% of his time to Micronet matters for the three year term of the agreement and Micronet agreed to pay the entities controlled by Mr. Lucatz management fees of NIS 65,000 (approximately $18,172) on a monthly basis, and cover other monthly expenses. Such agreement was further subject to the approval of Micronet’s stockholders, which was obtained at a special meeting held on January 30, 2013 for that purpose and went into effect following its execution on February 8, 2013. The management and consulting agreement between DLC and Micronet was extended on November 1, 2015 for three years on the same terms and conditions. The management and consulting agreement was approved by Micronet's Board of Directors on October 11, 2015 and approved by Micronet s shareholders on November 16, 2015. On November 26, 2012, DLC entered into a 36-month management and consulting services agreement with the Company, effective November 1, 2012, which provides that we (via any of our directly or indirectly fully owned subsidiaries) will pay the entities controlled by Mr. Lucatz: (1) management fees of $13,333 on a monthly basis, and cover other monthly expenses, (2) an annual bonus of 3% of the amount by which the annual earnings before interest, tax, depreciation and amortization, or EBITDA, for such year exceeds the average annual EBITDA for 2011 and 2010, and (3) a one-time bonus of 0.5% of the purchase price of any acquisition or capital raising transaction, excluding only a specified 2013 public equity offering, completed by us during the term of the agreement. According to the agreement, on November 26, 2015 the management and consulting services agreement between DLC and the Company automatically renewed for a successive one year term on the same terms and conditions.

Employment Agreements

None of our employees is subject to a collective bargaining agreement.

On August 12, 2013, Mrs. Dinar entered into an employment agreement with the Company, pursuant to which, Mrs. Dinar (1) will receive monthly compensation, comprising base salary and customary Israeli pension and social benefits, of approximately 45,000 NIS (approximately $14,000), (2) shall be entitled to a monthly automobile and telephone allowance of approximately 13,000 NIS (approximately $3,600); and (3) shall be entitled to receive bonuses and stock options as shall be determined by the board of directors in consultation with the our Chief Executive Officer. Mrs. Dinar may be deemed an at-will employee, as this employment agreement is not limited to certain duration. The agreement is terminable by either party by providing the other party with 90 days prior written notice. Upon termination, Mrs. Dinar will be entitled to her base salary through the date of termination and to all amounts deposited in her favor in pension funds, including payments made for severance unless such rights are denied as a matter of applicable law. However, if Mrs. Dinar is terminated due to her committing a crime bearing moral turpitude or for causing the Company substantial harm resulting from a material breach of her duties to the Company, Mrs. Dinar will not be entitled to receive any prior written notice, and severance may be denied. The agreement also contains customary confidentiality, non-competition and non-solicitation provisions. On November 7, 2012, Mrs. Dinar entered into an employment agreement with Micronet whereby she shall devote 80% of her time to Micronet. Mrs. Dinar’s monthly base salary is currently NIS 25,600 (approximately $6,400). Mrs. Dinar may be deemed to be an at-will employee, since her agreement does not specify a term of employment; however, we may terminate the agreement at any time by providing Mrs. Dinar with 90 days prior notice and Mrs. Dinar may terminate the agreement at any time by providing us with 90 days prior notice. Upon termination, Mrs. Dinar will be entitled to her base salary through the date of termination and to all amounts deposited in her favor in pension funds, including payments made for severance pay unless such rights are denied as a matter of applicable law. However, if Mrs. Dinar is terminated due to her committing a crime bearing moral turpitude or causing us substantial harm resulting from a material breach of her duties to us, Mrs. Dinar will not be entitled to receive any prior notice, prior notice payment, in lieu thereof in connection with a termination initiated by Micronet, and severance pay may be denied. The agreement also contains customary confidentiality, non-competition and non-solicitation provisions. On May 14, 2015, Mrs. Dinar was appointed by the board of directors of Micronet as the Chief Financial Officer of Micronet, effective immediately and terminated her position as Chief Financial Officer of Micronet Enertec Technologies, Inc. On January 12, 2016, Mrs. Dinar resigned from her position as Micronet Chief Financial Officer, and the Micronet’s board of directors appointed Mr. Amit Harari its the Chief Financial Officer. Mrs. Dinar currently serves as Enertec's Electronics Chief Financial Officer.

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On November 17, 2013, Mr. Lustgarten entered into an employment agreement with the Company pursuant to which, Mr. Lustgarten: (1) received a monthly salary reflecting a company cost of 54,000 NIS (approximately $15,300); (2) was entitled to a car and phone monthly allowance of 12,500 NIS (approximately $3,500); (3) was entitled to receive bonuses and options as might have been determined by the board of directors in consultation with the Company’s Chief Executive Officer; and (iv) was entitled to customary Israeli pension funds and social benefits. The Employment Agreement was not limited to a certain duration. The agreement was terminable by either party at any time by providing a 90 days’ prior written notice to the other party. The agreement contained customary confidentiality, non-competition and non-solicitation provisions. On July 1, 2014, the Company and Mr. Lustgarten agreed to terminate his employment with the Company, effective immediately. Mr. Lustgarten was then appointed by the board of directors of Micronet as the Chief Executive Officer of Micronet, effective July 1, 2014. On May 13, 2015, Mr. Leibovitz entered into an employment agreement with the Company pursuant to which, Mr. Leibovitz: (i) received a monthly company cost of 65,000 NIS (approximately US$17,000 currently); (ii) was entitled to a car and phone; (iii) was be entitled to receive bonuses and options as shall be determined by the Board in consultation with the Company’s Chief Executive Officer; and (iv) was entitled to customary Israeli pension funds and other social benefits. The Employment Agreement was not limited to a certain duration. The Employment Agreement was terminable by either party at any time by providing 90 days’ prior written notice. The Employment Agreement also contained customary confidentiality, non-competition and non-solicitation provisions. On December 1, 2015 the Company terminated Mr. Leibovitz from his position as Chief Financial Officer effective immediately. Mrs. Moran Amran, the Company's Controller, has assumed his duties and responsibilities until a new Chief Financial Officer is elected.

Securities Authorized For Issuance Under Equity Compensation Plans

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	746,000	4.30	254,000
Equity compensation plans not approved by security holders	0	0	0
Total	746,000	4.30	254,000

Pursuant to our 2012 Stock Incentive Plan, as amended, our board of directors is authorized to award stock options to purchase shares of common stock to our officers, directors, employees and certain others, up to a total of 1,000,000 shares of Common Stock, subject to adjustment in the event of a stock split, stock dividend, recapitalization or similar capital change. Stockholders will experience dilution in the event that shares of Common Stock are issued pursuant to the 2012 Stock Incentive Plan or any warrants that may be outstanding.

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In addition to the 2012 Stock Incentive Plan, on July 17, 2014, our board of directors adopted the 2014 Stock Incentive Plan pursuant to which our board of directors is authorized to issue stock options, restricted stock and other awards to officers, directors, employees, consultants and other service providers. The board of directors has reserved 100,000 shares of the Company’s common stock for issuance pursuant to awards that may be made pursuant to the 2014 Stock Incentive Plan. The 2014 Stock Incentive Plan was approved by the stockholders on September 30, 2014.

Compensation of Directors

Director Compensation Table for Fiscal 2015

The following table provides information regarding compensation earned by, awarded or paid to each person for serving as a director who is not an executive officer during Fiscal 2015:

Director Compensation

Name(1)		Fees earned ($)(4)	Option Awards ($)(2)(3)	All Other Compensation ($)(5)	Total ($)
Chezy (Yehezkel) Ofir	2015	$12,000	$9,074	1,850	$22,924
Jeffrey P. Bialos	2015	$12,000	$9,074	400	$21,474
Jacob Berman	2015	$12,000	$9,074	3,000	$24,074
Miki Balin	2015	$12,000	$9,074	1,800	$22,874

(1)	Mr. Lucatz, who serves as our Chairman, Chief Executive Officer and President, is not included in this table because he receives no compensation for his services as a director. The compensation received by Mr. Lucatz is as shown above in the Summary Compensation Table.

(2)	The fair value recognized for such option awards was determined as of the grant date in accordance with Accounting for Stock Compensation (ASC) Topic 718. Assumptions used in the calculations for these amounts are included in Note 13 to our consolidated financial statements for the year ended December 31, 2015.

(3)	As of December 31, 2015, each of the directors listed in the table above held options to purchase 10,000 shares of Common Stock at an exercise price of $4.30 per share, 5,000 of which were granted on April 29, 2013 and 5,000 of which were granted on September 11, 2014. Such options vest within three years following the date of grant.

(4)	During 2015, our directors received compensation for serving on our board in the amount of $55,050. Independent directors received $12,000 plus applicable taxes for each year of service as directors.

(5)	Independent directors receive $250 (or $100 if the director participates via telephone or video conference) for each meeting in excess of three meetings in any month and reimbursement of expenses.

Our independent directors who serve on our Board and any committees thereof received payment for participation at meetings of the Board and committees. Independent directors receive $12,000 plus applicable taxes for each year of service as a director. In addition, independent directors receive $250 (or $100 if the director participates via telephone or video conference) for each meeting in excess of three meetings in any month.

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For 2015, each independent director is entitled to receive an annual grant of options to purchase 5,000 shares of our Common Stock pursuant to the 2012 Stock Incentive Plan at an exercise price of $4.30 per share.

Other than as described above, we have no present formal plan for compensating our directors for their service in their capacity as directors. Directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our board of directors. The board of directors may award special remuneration to any director undertaking any special services on our behalf other than services ordinarily required of a director. Other than indicated above, no director received and/or accrued any compensation for his or her services as a director, including committee participation and/or special assignments during 2015.

EXECUTIVE OFFICERS

The following is a brief account of the education and business experience of Ms. Tali Dinar and Mr. Shai Lustgarten. (Mr. Lucatz's background is described above under the caption “Principal Employment and Experience of Director Nominees”).

Name	Age	Position
David Lucatz	60	Chairman of the Board, Chief Executive Officer and President
Tali Dinar	44	Former Chief Financial Officer of Micronet and Chief Financial Officer of Enertec Electronics Ltd.
Shai Lustgarten	45	Former Executive VP of Business Development and Chief Executive Officer of Micronet

Tali Dinar	Mrs. Dinar has served as our Chief Financial Officer since May 2010 and up to May 13, 2015 and as Chief Financial Officer of Micronet Ltd. since May 13, 2015 and up to January 12, 2016. She has also served as the Chief Financial Officer of Enertec Electronics Ltd. since November 2009. Since October 2009, Mrs. Dinar has served as vice president, finance of DLC, where she serves as key advisor to the company’s management and is responsible for implementing internal controls driving major strategic financial issues. From 2007 until 2009, she served as chief controller of the Global Consortium on Security Transformation, a global homeland security organization. From 2002 until 2007, she was the chief controller of I.T.L. Optronics Ltd. Mrs. Dinar holds a B.A. in Accounting and Business Management from The College of Management Academic Studies and earned her CPA certificate in 1999.

Shai Lustgarten	Mr. Lustgarten has been the Chief Executive Officer of Micronet since July 2014 and was our Executive Vice President of Business Development from November 2013 until July 2014. Mr. Lustgarten brings extensive and proven experience in similar positions with industrial global companies operating in international markets both in the defense and civil electronics fields and related industries. Prior to joining the Company, Mr. Lustgarten served from 2008 to 2013 as Vice President of Sales, Marketing & Chief Marketing Officer of TAT Technologies Group, a world leading supplier of electronic systems to the commercial and defense markets and prior to that for 2 years (2007-2008) as Director of Business Development of SGD Engineering Ltd, a provider of tailored defense & commercial aviation solutions. Between 2006-2007, Mr. Lustgarten served as Marketing & Business Development Director for Haargaz Group, a turnkey solution supplier for end users in the defense and communication private sector and as Chief Executive Officer of T.C.E. Aviation Ltd a CNC Manufacturing Facility and assemblies company between 2002-2006. Shai served as the assistant to the Military Attache at the Embassy of Israel in Washington D.C. from 1993 to 1997 and holds a B.Sc. of Business Management & Computer Science from the University of Maryland.

There are no family relationships between any of the director nominees or executive officers named in this proxy statement.

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Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than 10% of our Common Stock, to file reports regarding ownership of, and transactions in, our securities with the SEC and to provide us with copies of those filings. Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during 2015, all filing requirements applicable to our officers, directors and ten percent beneficial owners were complied with.

Report of the Audit Committee

In the course of our oversight of the Company’s financial reporting process, we have: (1) reviewed and discussed with management the audited financial statements for Fiscal 2015; (2) discussed with the Independent Auditors the matters required to be discussed by Public Accounting Oversight Board Auditing Standard No. 16, Communications with Audit Committees; (3) received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the standards of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence; (4) discussed with the independent registered public accounting firm its independence; and (5) considered whether the provision of nonaudit services by the independent registered public accounting firm is compatible with maintaining its independence and concluded that it is compatible at this time.

Based on the foregoing review and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, for filing with the SEC.

By the Audit Committee of the Board of Directors of Micronet Enertec Technologies, Inc.

Jacob Berman, Chairman Professor Chezy (Yehzkel) Ofir
Miki Balin

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INFORMATION CONCERNING OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has retained Ziv Haft, a BDO Member Firm, as our independent registered public accounting firm for 2015. The Independent Auditors have performed the audit of our financial statements since inception. We do not expect to have a representative of the Independent Auditors attending the Meeting. The following table summarizes the fees the Independent Auditors billed for the last two fiscal years:

	Year ended on December 31, 2015	Year ended on December 31, 2014

Audit Fees	$100,000	$100,000

Audit-Related Fees	-	$47,420

Tax Fees	$36,300	$27,203

All Other Fees	-	-
Total Fees	$136,300	$174,623

Audit Fees

Audit fees are for audit services for each of the years shown in this table, review of our quarterly financial results submitted on Form 10-Q, and performance of local statutory audits.

Audit-Related Fees

Audit-related fees relate to assurance and associated services that traditionally are performed by the independent auditor, including government approval, due diligence services and other services in connection with the Vehicle Business acquisition.

Tax Fees

Tax fees are for professional services rendered by our auditors for tax advice on actual or contemplated transactions and  OCS incentives.

Pre-Approval Policies and Procedures

SEC rules require that before the Independent Auditors are engaged by us to render any auditing or permitted non-audit related service, the engagement be:

1.         pre-approved by our Audit Committee; or

2.         entered into pursuant to pre-approval policies and procedures established by the Audit Committee, provided the policies and procedures are detailed as to the particular service, the Audit Committee is informed of each service, and such policies and procedures do not include delegation of the Audit Committee’s responsibilities to management.

Currently, the Audit Committee acts with respect to audit policy, choice of auditors, and approval of out of the ordinary financial transactions. The Audit Committee pre-approves all services provided by our Independent Auditors. All of the above services and fees were reviewed and approved by the Audit Committee before the services were rendered.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Our policy is to enter into transactions with related parties on terms that are on the whole no less favorable to us than those that would be available from unaffiliated parties at arm’s length. Based on our experience in the business sectors in which we operate and the terms of our transactions with unaffiliated third parties, we believe that all of the transactions described below met this policy standard at the time they occurred.

15

In November 2012, entities controlled by Mr. Lucatz reached agreements with each of Micronet and the Company, for the provision of management and consulting services to Micronet and the Company, respectively. On November 7, 2012, the board of directors and the Audit Committee of the board of directors of Micronet approved the entry into a management and consulting services agreement with DLC, pursuant to which, effective November 1, 2012 Mr. Lucatz agreed to devote 60% of his time to Micronet matters for the three year term of the agreement and Micronet agreed to pay the entities controlled by Mr. Lucatz management fees of NIS 65,000 (approximately $16,667) on a monthly basis, and cover other monthly expenses. Such agreement was further subject to the approval of Micronet’s stockholders, which was obtained at a special meeting held on January 30, 2013 for that purpose and went into effect following its execution on February 8, 2013. The management and consulting agreement between DLC and Micronet was extended on November 1, 2015 for three years on the same terms and conditions. The management and consulting agreement was approved by Micronet's Board of Directors on October 11, 2015 and approved by Micronet’s shareholders on November 16, 2015. On November 26, 2012, DLC entered into a 36-month management and consulting services agreement with the Company, effective November 1, 2012, which provides that we (via any of our directly or indirectly fully owned subsidiaries) will pay the entities controlled by Mr. Lucatz: (1) management fees of $13,333 on a monthly basis, and cover other monthly expenses, (2) an annual bonus of 3% of the amount by which the annual EBITDA for such year exceeds the average annual EBITDA for 2011 and 2010, and (3) a one-time bonus of 0.5% of the purchase price of any acquisition or capital raising transaction, excluding only a specified 2013 public equity offering, completed by us during the term of the agreement. On November 26, 2015, the management and consulting services agreement between DLC and the company was automatically renewed for successive one (1) year.

On July 12, 2011, the Company entered into a Note and Warrant Purchase Agreement with UTA, or the Purchase Agreement (and as amended by that certain letter agreement dated as of August 16, 2011, and as further amended by that certain Second Amendment to Note and Warrant Purchase Agreement dated as of August 31, 2011 and that certain Third Amendment to Note and Warrant Purchase Agreement dated as of November 24, 2011, the Original Agreement), pursuant to which UTA, agreed to provide financing to the Company on a secured basis.  On March 8, 2013, UTA fully exercised certain warrants or the UTA Warrants, and the Company issued an aggregate of 726,746 shares of Common Stock to UTA upon such exercise, which represented approximately 18.3% of the Company’s outstanding Common Stock as of March 14, 2013.  Of the UTA Warrants, warrants to purchase 476,113 shares of Common Stock, issued to UTA in September 2011, were exercised for the full amount of such shares at an aggregate exercise price of $476,000 based on an exercise price of $1.00 per share, which exercise price was paid by reducing the $480,000 liability the Company owed UTA for the amendments and releases described above. The remaining UTA Warrants to purchase 300,000 shares of Common Stock, issued to UTA in September 2012, were partially exercised for 250,633 shares through a cashless exercise method.  In May 2013, the Company repaid certain of its debt to UTA in the total amount of $1,185,000. In June 2013, the Company repaid additional amounts of its debt to UTA pursuant to a certain promissory note in a total amount of $282,000. On January 10, 2015, the Company repaid all of its remaining debt to UTA in the amount of $1,000,000.

On December 30, 2015, the Company entered into a Loan Agreement, or the Meydan Loan, with Meydan, pursuant to which Meydan agreed to loan the Company $750,000 on certain terms and conditions. The proceeds of the Meydan Loan have been used by the Company for  working capital and  general corporate needs. The Meydan loan bears interest at the rate of Libor plus 8% per annum and is due and payable  in 4 equal installments beginning on July 10, 2016.

Except as described above, no director, executive officer, principal stockholder holding at least 5% of our Common Stock, or any family member thereof, had or will have any material interest, direct or indirect, in any transaction, or proposed transaction, during 2015 or 2014 in which the amount involved in the transaction exceeded or exceeds $120,000.

STOCKHOLDER PROPOSALS

We intend to mail this proxy statement, the accompanying proxy card and the 2015 annual report on or about September 26, 2016 to all stockholders of record that are entitled to vote. Stockholders who wish to submit proposals for inclusion in our proxy statement and form of proxy relating to our next annual meeting of stockholders must advise our Secretary of such proposals in writing by May 10, 2017.

Stockholders who wish to present a proposal at our next annual meeting of stockholders without inclusion of such proposal in our proxy materials must advise our Secretary of such proposals in writing by June 30, 2016

If we do not receive notice of a stockholder proposal within this timeframe, our management will use its discretionary authority to vote the shares they represent, as the Board may recommend.  We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these requirements.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of September 26, 2016 with respect to the beneficial ownership of the outstanding Common Stock held by (i) each person known by us to be the beneficial owner of more than 5% of our Common Stock; (ii) our current directors who are also our director nominees; (iii) each of our named executive officers; and (v) our executive officers and current directors as a group. Unless otherwise indicated, the persons named in the table below have sole voting and investment power with respect to the number of shares indicated as beneficially owned by them. Unless otherwise indicated, the address for each of the below persons is c/o Micronet Enertec Technologies, Inc., 27 Hametzuda St., Azur 58001 Israel.

Name	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned(1)
5% Stockholders
D.L. Capital Ltd.(2)	2,597,200	40.87%
UTA Capital LLC(3)	726,746	11.43%
Meydan(4)	600,000	9.44%
Directors and Named Executive Officers
David Lucatz(2)(5)	2,763,867	43.28%
Tali Dinar(5)	53,333	0.83%
Eyal Leibowitz	0
Shai Lustgarten(5)	153,333	2.40%
Chezy (Yehezkel) Ofir(5)	8,333	0.13%
Jeffrey P. Bialos(7)	25,757	0.40%
Jacob Berman(5)	8,333	0.13%
Miki Balin(5)	8,333	0.13%
Directors and Executive Officers as a group (7 persons) (6)	3,021,289	47.53%

(1)	Applicable percentage ownership is based on [6,385,060] shares of Common Stock outstanding as of September 26, 2016, together with securities exercisable or convertible into shares of Common Stock within 60 days of September 26, 2016 for each stockholder. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of Common Stock that are currently exercisable or exercisable within 60 days of September 26, 2016 are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2)	Mr. Lucatz, by virtue of being the controlling shareholder of DLC as well as the Chief Executive Officer and Chairman of the board of directors of DLC, may be deemed to beneficially own the 2,597,200 shares of our Common Stock held by DLC.

(3)

According to information contained in Schedule 13G/A filed jointly on February 18, 2014 with the SEC and a Form 4 filed jointly on November 12, 2014 with the SEC by (1) UTA Capital LLC; (2) the members or beneficial owners of membership interests in UTA, which include (a) YZT Management LLC, a New Jersey limited liability company and the managing member of UTA, and (b) Alleghany Capital Corporation, a Delaware corporation and a member of UTA; (3) Alleghany Corporation, a publicly-traded Delaware corporation of which Alleghany Capital Corporation is a wholly-owned subsidiary; and (iv) Udi Toledano, the managing member of YZT Management LLC. Based on those filings and information subsequently available to us, as of April 14, 2016, UTA held sole voting and dispositive power with respect to such shares. YZT Management LLC, Alleghany Capital Corporation, Alleghany Corporation, and Udi Toledano have shared voting and dispositive power with respect to such shares by virtue of their relationships with UTA. UTA’s principal business address is 100 Executive Drive, Suite 330, West Orange, New Jersey.

(4)	According to information contained in a Schedule 13G/A filed on May 9, 2013 with the SEC. Based on this filing and information subsequently available to us, as of April 14, 2016, Meydan held sole voting and dispositive power with respect to such shares. Meydan's principal business address is 38A Lansell Road, Toorak, Australia VIC 3142.

(5)	Consists of common stock issuable upon the exercise of outstanding stock options.

(6)	Includes 3,021,289 shares of common stock issuable upon the exercise of stock options beneficially owned by the referenced persons.

(7)	Includes 5,000 of common stock issuable upon the exercise of stock options owned by Mr. Bialos.

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HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement or annual report may have been sent to multiple stockholders in your household.  We will promptly deliver a separate copy of either document to you if you call or write us at the address shown on the first page of this proxy statement. If you want to receive separate copies of the annual report and any proxy statement in the future or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holders, or you may contact us at the address shown on the first page of this proxy statement or by phone at +-972-3-5335126.

OTHER MATTERS

As of the date of this proxy statement, our management knows of no matter not specifically described above as to any action which is expected to be taken at the Meeting. The persons named in the enclosed proxy, or their substitutes, will vote the proxies, insofar as the same are not limited to the contrary, in their best judgment, with regard to such other matters and the transaction of such other business as may properly be brought at the Meeting.

IF YOU HAVE NOT VOTED BY INTERNET, PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE.  A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

By Order of the Board of Directors

/s/ David Lucatz
David Lucatz
Chairman, President and Chief Executive Officer

Tel Aviv, Israel
September 26, 2016

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MICRONET ENERTEC TECHNOLOGIES, INC.

ANNUAL MEETING OF STOCKHOLDERS

October 18, 2016

PROXY CARD

THE FOLLOWING PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MICRONET ENERTEC TECHNOLOGIES, INC.

The undersigned stockholder of Micronet Enertec Technologies, Inc. (the "Company") hereby appoints David Lucatz and Moran Amran, or any of them, as proxy and attorney of the undersigned, for and in the name(s) of the undersigned, to attend the annual meeting of stockholders of the Company (the "Stockholders Meeting") to be held at the Company's offices at 27 Hametzuda St., Azur, Israel 58001 on Monday, October 18, 2016, at 5:00 p.m. local time, and any adjournment thereof, to cast on behalf of the undersigned all the votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the Stockholders Meeting with all powers possessed by the undersigned if personally present at the Stockholders Meeting, including, without limitation, to vote and act in accordance with the instructions set forth below. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and revokes any proxy heretofore given with respect to such meeting.

THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED BELOW. IF THIS PROXY CARD IS EXECUTED BUT NO INSTRUCTION IS GIVEN WITH RESPECT TO ANY PROPOSAL SPECIFIED HEREIN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" EACH NOMINEE IN PROPOSAL NO. 1 AND "FOR" PROPOSAL NO. 2.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

MICRONET ENERTEC TECHNOLOGIES, INC.

October 18, 2016

If you have not voted by internet, please sign, date and mail your proxy card in the envelope provided as soon as possible.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE DIRECTOR NOMINEES LISTED IN PROPOSAL 1 AND

"FOR" PROPOSAL 2.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Stockholders Meeting.		1.	Proposal No. 1 – To elect four directors to serve until the next annual meeting of stockholders and until their respective successors shall have been duly elected and qualified:
		☐	FOR ALL NOMINEES
David Lucatz
Chezy Ofir
Jeffrey P. Bialos
Miki Balin

		☐	WITHHOLD AUTHORITY FOR ALL NOMINEES

		☐	FOR ALL EXCEPT ☐ David Lucatz ☐ Chezy Ofir ☐ Jeffrey P. Bialos ☐ Miki Balin

		2.	Proposal No. 2 – To ratify the selection of Ziv Haft, a BDO Member firm, as independent registered public accounting firm of the Company for the fiscal year ending December 31, 2016.	FOR ☐	AGAINST ☐	ABSTAIN ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐		MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING.	☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.